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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, K. Philip Hwang, certify that the Annual Report on Form 10-K for the year ended October 31, 2002 fully complies with the requirements in Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of TeleVideo, Inc. for the periods being presented.



Date:  February 11, 2003

                                                    By:  /s/ K. Philip Hwang
                                                         -----------------------

                                                         Chief Executive Officer